AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 1998.

                                                     1933 ACT FILE NO. _______
                                                     1940 ACT FILE NO. _______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-2

                             REGISTRATION STATEMENT

                      UNDER THE SECURITIES ACT OF 1933 [X]

                       PRE-EFFECTIVE AMENDMENT NO. __ [_]

                       POST-EFFECTIVE AMENDMENT NO.__ [_]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 [X]

                              AMENDMENT NO. __ [_]

                        (Check appropriate box or boxes)

                       Highland Capital Fixed Income Fund
               (Exact Name of Registrant as Specified in Charter)

                            1150 Two Galleria Tower,
                             13455 Noel Road LB#45,
                               Dallas, Texas 75240
                    (Address of Principal Executive Offices)

                                 (972) 233-4300
              (Registrant's Telephone Number, including Area Code)

                            James Dondero, President
                     c/o Highland Capital Fixed Income Fund
                             1150 Two Galleria Tower
                             13455 Noel Road LB#45,
                               Dallas, Texas 75240

                     (Name and Address of Agent for Service)

                                    Copy to:
                             Stuart H. Coleman, Esq.
                            Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

          If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

----------------------------------------------------------------------------------------------------------------------------------
                                                                      Proposed                 Proposed              Amount
                                                 Amount               Maximum                  Maximum                 of
Title Of Securities                              Being                Offering                Aggregate           Registration
Being Registered                               Registered            Price Per                 Offering               Fee(1)
                                                                      Unit(1)                  Price(1)
----------------------------------------------------------------------------------------------------------------------------------
Shares of Beneficial                           1,000,000               $10.00                $10,000,000             $2,780
Interest
----------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.


                 SUBJECT TO COMPLETION, DATED DECEMBER __, 1998

                             [HIGHLAND CAPITAL LOGO]
                               ____________ SHARES

                       HIGHLAND CAPITAL FIXED INCOME FUND
                                ----------------

          Highland Capital Fixed Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Fund will invest primarily in senior secured floating rate loans ("Senior Loans"). The Fund may use financial leverage through borrowings in an effort to increase investors' returns. An investment in the Fund may not be appropriate for all investors and no assurance can be given that the Fund will achieve its investment objective. See "INVESTMENT OBJECTIVE, POLICIES AND RISKS."

          Senior Loans generally are made to corporations, partnerships and other business entities ("Borrowers") which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower's capital structure, pay interest at rates that are redetermined periodically on the basis of a floating base lending rate plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans and, thus, the Fund's net asset value per share, resulting from interest rate changes. The Fund will invest primarily in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.

          The Fund's investment adviser is Highland Capital Management, L.P. (the "Adviser"), which has considerable experience advising institutional accounts employing strategies substantially similar to those the Fund intends to employ.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE FUND'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE DISCLOSURE IN THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                   Price to                 Sales                   Proceeds to
                                                    Public                 Load(1)                    Fund(2)
Per Share..............................          $_______                    None                    $_______

Total..................................          $_______                    None                    $_______

Total Assuming Full
Exercise Over-                                   $_______                    None                    $_______
Allotment Option(3) ...................

(FOOTNOTES ON THE FOLLOWING PAGE)

                                -----------------

         The Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Shares will be made in New York City on or about ____________, 1999.

                                -----------------
                              [INSERT UNDERWRITERS]

               THE DATE OF THIS PROSPECTUS IS ______________, 1999
                                -----------------
[Left Side Margin on Cover Page]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND'S SHARES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE FUND'S SHARES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
                                -----------------

IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE FUND'S SHARES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE ("NYSE"), IN THE NASDAQ MARKET OR OTHERWISE. SUCH STABILIZATION, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.
                                -----------------

(CONTINUED FROM COVER PAGE)

          The Fund is offering shares of beneficial interest, par value $0.001 per share ("Shares"). Before this offering, there has been no market for the Shares. The Fund intends to apply to list its Shares on the NYSE under the symbol "___." The shares of closed-end investment companies, such as the Fund, have frequently traded at a discount to their net asset values. The Shares also may trade at a discount to net asset value.

                                -----------------

          This Prospectus sets forth concisely information that a prospective investor should know before investing in the Fund's Shares. Please read and retain this Prospectus for future reference.

          A Statement of Additional Information dated __________, 1999, has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-___-____, or by writing to the Fund. A table of contents to the Statement of Additional Information is located at page __ of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Fund-related materials at the SEC's internet web site (http://www.sec.gov).

                                -----------------

          The Fund's Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                                -----------------
---------------------
(FOOTNOTES FROM COVER PAGE)

(1) The Adviser or an affiliate (not the Fund) from its own assets will pay a commission to the Underwriters in the amount of ____% of the Price to Public per Share in connection with the sale of the Shares offered hereby.
         The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933. See "UNDERWRITING."
(2) Before deducting organizational and offering expenses payable by the Fund. Offering expenses of $_________
         ($_________ if the Underwriters' over-allotment option is exercised in full) will be deducted from net proceeds and organizational expenses of approximately $_________ will be capitalized and amortized. Offering expenses include
         $_________ payment to the Underwriters in partial reimbursement of their expenses. The Adviser or an affiliate will pay all offering expenses that exceed $____ per Share.
(3) Assuming exercise in full of the 45-day option granted by the Fund to the Underwriters to purchase up to additional Shares, on the same terms, solely to cover over-allotments. See "UNDERWRITING."

                               PROSPECTUS SUMMARY

         The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information.

THE FUND.............................   Highland Capital Fixed Income
                                        Fund (the "Fund") is a newly organized,
                                        non-diversified, closed-end management
                                        investment company. The Fund offers
                                        investors the opportunity to seek a high level of current income by investing in a professionally managed portfolio comprised primarily of senior secured floating rate loans ("Senior Loans"). An investment in the Fund may not be appropriate for all investors and the Fund may not achieve its goal.

THE OFFERING.........................   The Fund is offering ____________ shares
                                        of beneficial interest, par value $0.001 per share (the "Shares"), through a group of underwriters (the
                                        "Underwriters") led by [To come]. The
                                        Underwriters have been granted an option to purchase up to _______ additional
                                        Shares solely to cover over-allotments,
                                        if any. The initial public offering
                                        price is $_____ per Share. The minimum
                                        purchase in this offering is _____
                                        Shares ($_______).

NO SALES CHARGE......................   The Shares will be sold in the
                                        initial public offering without any
                                        sales load or underwriting discounts
                                        payable by investors or the Fund. The
                                        Adviser or an affiliate (not the Fund)
                                        from its own assets will pay a
                                        commission to the Underwriters in
                                        connection with sales of the Shares in
                                        this offering. See "UNDERWRITING."

INVESTMENT OBJECTIVE AND
  POLICIES..........................    The Fund's investment objective is to
                                        provide a high level of current income,
                                        consistent with preservation of capital.
                                        The Fund will invest primarily in Senior
                                        Loans. Senior Loans generally are made
                                        to corporations, partnerships and other
                                        business entities ("Borrowers") that
                                        operate in various industries and
                                        geographical regions. Senior Loans pay
                                        interest at rates which are redetermined periodically by reference to a base lending rate, such as the London
                                        Inter-bank Offered Rate ("LIBOR"), plus
                                        a premium. In normal market conditions,
                                        at least 70% of the Fund's total assets
                                        will be invested in Senior Loans. The
                                        proceeds of the Senior Loans in which
                                        the Fund will invest are expected to be
                                        used to finance leveraged buyouts,
                                        recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of
                                        Borrowers.

                                        The Fund will invest primarily in Senior
                                        Loans that are below investment grade
                                        quality and are speculative investments
                                        that are subject to credit risk. The
                                        Fund attempts to manage these risks
                                        through portfolio diversification and
                                        ongoing analysis and monitoring of
                                        Borrowers. As a result, the Fund is
                                        highly dependent on the Adviser's credit analysis abilities.

                                        The Fund may invest up to 20%
                                        of its total assets in other
                                        fixed-income securities, including: loan interests which have lower than a senior claim on, or are not secured by any, collateral; investment and non-investment grade corporate debt securities, including mortgage-related securities, and U.S. Government and U.S. dollar-denominated foreign government or supranational debt securities.

                                        The average dollar-weighted credit
                                        rating of the fixed-income securities
                                        held by the Fund (including Senior
                                        Loans) will be at least B2 by Moody's
                                        Investors Service, Inc. ("Moody's"), B+
                                        by Standard & Poor's Ratings Group
                                        ("S&P") or an equivalent rating by
                                        another nationally recognized rating
                                        agency (each a "Rating Agency") (or the
                                        unrated equivalent). Securities rated
                                        B2/B+ by a Rating Agency are below
                                        investment grade and are considered
                                        speculative. These securities are
                                        commonly known as "junk bonds."

                                        The Fund also may invest up to 10% of
                                        its total assets in equity securities,
                                        including those in the form of
                                        Depositary Receipts, as well as warrants to purchase such securities.

                                        The Fund also may engage in lending of
                                        its securities, repurchase agreements,
                                        reverse repurchase agreements and, for
                                        hedging and risk management purposes,
                                        certain derivative transactions. See
                                        "INVESTMENT OBJECTIVE, POLICIES AND
                                        RISKS."

LISTING..............................   The Fund intends to apply to list its
                                        Shares on the NYSE under the symbol
                                        "___."

LEVERAGE.............................   The Fund expects to use financial
                                        leverage through borrowings, including
                                        the issuance of debt securities or
                                        preferred shares, or through other
                                        transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Fund intends to utilize financial leverage in an amount up to 33-1/3% of its total assets
                                        (including the amount obtained through
                                        leverage). The Fund intends to engage in leverage if it is expected to result in higher income to Shareholders over time.
                                        Use of financial leverage creates an
                                        opportunity for increased income for
                                        Shareholders but, at the same time,
                                        creates special risks (including the
                                        likelihood of greater volatility of net
                                        asset value and market price of the
                                        Shares), and there can be no assurance
                                        that a leveraging strategy will be
                                        successful during any period in which it is employed. Because leverage achieved through borrowings is expected to be based on a floating rate of interest that fluctuates similarly to the floating rate on Senior Loans in the Fund's portfolio, the Adviser believes that market interest rate fluctuations should not adversely affect returns on the Senior Loans obtained with the proceeds of such borrowings. See
                                        "INVESTMENT OBJECTIVE, POLICIES AND
                                        RISKS--Use of Leverage and Related
                                        Risks."

INVESTMENT ADVISER....................  Highland Capital Management, L.P. (the
                                        "Adviser") is the Fund's investment
                                        adviser. Formed in 1993, the Adviser and its affiliates currently serve as the investment adviser to institutional clients with combined assets under management of over $___________, employing strategies substantially similar to those which the Fund intends to employ. See "MANAGEMENT OF THE FUND."

ADMINISTRATOR.........................  ______________ (the "Administrator") is
                                        the Fund's administrator. See
                                        "MANAGEMENT OF THE FUND."

DISTRIBUTIONS.........................  The Fund's policy will be to make monthly distributions to Shareholders of substantially all net investment income of the Fund. Distributions to
                                        Shareholders cannot be assured, and the
                                        amount of each monthly distribution will vary. The initial distribution to Shareholders is expected to be paid approximately [60 days] after the completion of this offering. See "DISTRIBUTIONS AND TAXES," "DIVIDEND REINVESTMENT PLAN" and "USE OF PROCEEDS."

DIVIDEND REINVESTMENT PLAN............. The Fund has established a Dividend
                                        Reinvestment Plan (the "Plan"). Under
                                        the Plan, all dividend and capital gain
                                        distributions will be automatically
                                        reinvested in additional Shares either
                                        purchased in the open market, or newly
                                        issued by the Fund if the Shares are
                                        trading at or above their net asset
                                        value, in either case unless a
                                        Shareholder elects to receive cash.
                                        Shareholders who intend to hold their
                                        Shares through a broker or nominee
                                        should contact such broker or nominee to determine whether or how they may participate in the Plan. See "DIVIDEND REINVESTMENT PLAN."

CLOSED-END STRUCTURE................... Closed-end funds differ from open-end management investment companies
                                        (commonly referred to as mutual funds)
                                        in that closed-end funds generally list
                                        their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities, such as Senior Loans. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the Fund's Board of Trustees (the "Board"), in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Shares at net asset value. No assurance can be given that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Shares trading at a price equal to or close to net asset value per Share. The Board also might consider the conversion of the Fund to an open-end investment company, although, given the Fund's expected portfolio composition, it is unlikely that the Board would approve such conversion. The Board believes that the closed-end structure is desirable, given the Fund's investment objective and policies. See "DESCRIPTION OF CAPITAL STRUCTURE."

SPECIAL RISK
CONSIDERATIONS........................  OPERATING HISTORY. The Fund is a
                                        closed-end investment company with no
                                        history of operations and is designed
                                        for long-term investors and not as a
                                        trading vehicle. While the Adviser and
                                        its affiliates have extensive experience managing assets for institutional clients using the strategy the Fund intends to employ, they have not advised a registered management investment company.

                                        SENIOR LOAN MARKET. Senior Loans in
                                        which the Fund will invest may not be
                                        rated by a nationally recognized
                                        statistical rating organization, will
                                        not be registered with the SEC or any
                                        state securities commission and
                                        generally will not be listed on any
                                        national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund is more dependent on the analytical abilities of the Adviser than would be the case for an investment company that invests primarily in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, are illiquid. The Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets may be impaired.

                                        CREDIT RISK. Senior Loans, like other
                                        debt obligations, are subject to the
                                        risk of non-payment of scheduled
                                        interest or principal. Such non-payment
                                        would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. Although Senior Loans in which the Fund will invest will be secured by specific collateral, no assurance can be given that liquidation of such collateral would satisfy the Borrower's obligation in the event of default or that such collateral could be readily liquidated. Some Senior Loans have speculative characteristics, and the companies obligated by such debt are more vulnerable in an economic downturn. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may purchase interests in Senior Loans from financial intermediaries whereby the Fund depends on the intermediary for payment of principal and interest on the Senior Loan. A decline in the financial soundness of such intermediaries, therefore, may adversely affect the Fund.

                                        See "INVESTMENT OBJECTIVE, POLICIES AND
                                        RISKS."

                                        INTEREST RATE FLUCTUATIONS. When
                                        interest rates decline, the value of a
                                        portfolio invested in fixed-rate
                                        obligations can be expected to rise.
                                        Conversely, when interest rates rise,
                                        the value of a portfolio invested in
                                        fixed-rate obligations can be expected
                                        to decline. Although the Fund's net
                                        asset value will vary, the Fund's
                                        management expects that the Fund's
                                        policy of acquiring primarily interests
                                        in floating rate Senior Loans should
                                        minimize fluctuations in net asset value resulting from changes in market interest rates. However, because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates will cause some fluctuation in the Fund's net asset value. Similarly, a rapid and significant increase in market interest rates or a change in the relationships between specific interest rates (commonly referred to as "spread widening") may cause a decline in the Fund's net asset value and reduce substantially the liquidity of the securities comprising a substantial portion of the Fund's portfolio. The Fund also may invest in fixed-income securities with fixed rates of interest, which may lose value in direct response to market interest rate increases or spread widening.

                                        EFFECTS OF LEVERAGE. The Fund's use of
                                        leverage creates an opportunity for
                                        increased net income, but, at the same
                                        time, creates special risks. No
                                        assurance can be given that a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for holders of Shares, including the likelihood of greater volatility of net asset value and market price of the Shares and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may adversely affect the return to Shareholders. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In this case, the Adviser nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances.

                                        As discussed under "MANAGEMENT OF THE
                                        FUND," the fee paid to the Adviser will
                                        be calculated on the basis of the Fund's total assets, including proceeds from borrowings for leverage and the issuance of preferred shares, so the fees will be higher when leverage is utilized. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser does not anticipate that these covenants or guidelines will impede its management of the Fund's portfolio in accordance with its investment objective and policies. See "INVESTMENT OBJECTIVE, POLICIES AND RISKS--Use of Leverage and Related Risks."

                                        SPECIAL INVESTMENT PRACTICES. The Fund
                                        may use various investment practices
                                        that involve special considerations,
                                        including lending its portfolio
                                        securities and entering into repurchase
                                        and reverse repurchase agreements. In
                                        addition, the Fund has the authority to
                                        engage in interest rate and other
                                        hedging and risk management
                                        transactions. For a discussion of these
                                        practices, see "INVESTMENT OBJECTIVE,
                                        POLICIES AND RISKS--Special Investment
                                        Practices."

                                        INVESTMENT IN NON-U.S. ISSUERS. The Fund may invest in Senior Loans and other income producing securities of issuers that are organized or located in countries other than the United States, provided that such investments are denominated in U.S. dollars and provide for the payment of interest and principal in U.S. dollars. An investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity.

                                        MARKET PRICE OF SHARES. The shares of
                                        closed-end investment companies often
                                        trade at a discount from their net asset value, and the Shares also may trade at a discount from net asset value. The trading price of the Shares may be less than the public offering price.

                                        NON-DIVERSIFICATION. The Fund has
                                        registered as a "non-diversified"
                                        investment company under the 1940 Act.
                                        Under federal income tax rules
                                        applicable to the Fund, with respect to
                                        50% of its assets, it will be able to
                                        invest more than 5% of the value of its
                                        assets in the obligations of any single
                                        issuer, although it has no current
                                        intention to do so. The Fund will not
                                        invest more than 10% of its assets in
                                        securities (including interests in
                                        Senior Loans) of any single Borrower. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

                                        ANTI-TAKEOVER PROVISIONS. The Fund's
                                        Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of its Board. See "DESCRIPTION OF CAPITAL
                                        STRUCTURE--Special Voting and
                                        AntiTakeover Provisions."

                                  FUND EXPENSES

         The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.


                                                                                    NET ASSETS                 NET ASSETS
                                                                                       PLUS                      WITHOUT
                                                                                   LEVERAGE(1)                 LEVERAGE(2)
                                                                                  -------------               -------------
SHAREHOLDER TRANSACTION EXPENSES
       Sales Load.....................................................                 None                       None
       Dividend Reinvestment Plan Fees................................                 None                       None
ANNUAL FUND OPERATING EXPENSES (As a
Percentage of Net  Assets Attributable to
Shares)(1)
         Investment Advisory Fee(2)...................................                 ____%                       ____%
         Interest Payments on Borrowed Funds..........................                 ____%                       None
         Other Expenses (including
         administration fee of __%)(3)................................                 ____%                       ____%

         Total Annual Fund Operating Expenses.........................                 ____%                       ____%

---------------
 (1)      The Fund intends to utilize leverage only if the Adviser
          believes that it would result in higher income to Shareholders over time. See "INVESTMENT OBJECTIVE, POLICIES AND RISKS--Use of Leverage
          and Related Risks." Assumes borrowings of 33-1/3% of total assets
          (including amount borrowed) at an interest rate of ___%, which is based upon the Fund's estimation of current market conditions.

(2)       Assumes no leverage has been utilized.

(3)       Reflects estimated amounts for the Fund's first year of operations.

EXAMPLE

         An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:


                                       ONE YEAR(*)             THREE YEARS              FIVE YEARS              TEN YEARS
                                       -----------             -----------              ----------              ----------
Assuming No Leverage........               $__                     $__                     $__                     $__
Assuming 33-1/3% Leverage...               $__                     $__                     $__                     $__

---------------
* This Example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Fund Annual Operating Expenses remain the same in the years shown, except for amounts for the three, five and ten year periods, which are after completion of organization expense amortization. The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the SEC; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AS THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                    THE FUND

         Highland Capital Fixed Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company which was organized as a Massachusetts business trust on December __, 1998 and has no operating history. The Fund's principal office is located at 1150 Two Galleria Tower, 13455 Noel Road LB #45, Dallas, Texas 75240, and its telephone number is
___-___-____.

         This Prospectus relates to the initial public offering of the Fund's shares of beneficial interest, $.001 par value (the "Shares"). The Shares will be sold during the initial public offering without any sales load or underwriting discounts payable by investors or the Fund. Highland Capital Management, L.P. (the "Adviser") or an affiliate (not the Fund) from its own assets will pay a commission to the Underwriters in connection with sales of the Shares in this offering. See "UNDERWRITING."

                                 USE OF PROCEEDS

          The proceeds of this offering, before deduction of offering expenses, estimated to be $_____________ (or $_____________ assuming exercise of the Underwriters' over-allotment option in full), will be invested in accordance with the Fund's investment objective and policies as soon as practicable, but in no event, under normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term debt securities. The Adviser has agreed to pay all offering expenses of the Fund that exceed $____ per Share.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

Investment Objective

         The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund offers investors the opportunity to seek a high level of current income by investing in a professionally managed portfolio comprised primarily of senior secured floating rate loans ("Senior Loans"), a type of investment typically not available directly to individual investors. The borrowers of such loans generally will be corporations, partnerships and other business entities ("Borrowers") which operate in a variety of industries and geographical regions.

Investment Policies

         GENERAL COMPOSITION OF THE FUND. In normal market conditions, at least 70% of the Fund's total assets will be invested in interests in Senior Loans (either as an original Lender or as a purchaser of an Assignment or Participation, each as defined below) of domestic or foreign Borrowers (so long as foreign loans are U.S. dollar-denominated and payments of interest and repayments of principal are required to be made in U.S. dollars). Senior Loans in which the Fund will invest generally pay interest at rates which are redetermined periodically by reference to a base lending rate, plus a premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers.

         The Fund may invest up to 20% of its total assets in other fixed-income securities, including: loan interests that have a lower than senior claim on, or are not secured by any, collateral, investment and non-investment grade corporate debt securities, mortgage-related securities, and U.S. Government and U.S. dollar-denominated foreign government or supranational debt securities.

         The average dollar-weighted credit rating of the fixed-income securities held by the Fund will be at least B2 by Moody's, B+ by S&P or an equivalent rating by another Rating Agency (or the unrated equivalent). The average dollar-weighted portfolio credit rating will be measured on the basis of the dollar value of the fixed-income securities purchased and their credit rating without reference to rating subcategories. Long-term debt rated B by Moody's is considered by Moody's generally to lack characteristics of a desirable investment. Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within many of the major rating categories. The modifier "2" indicates a mid-range ranking. Long-term debt rated B by S&P is considered by S&P to be vulnerable to default but currently to have the capacity to meet interest and principal payments. The "+" or equivalent designation indicates a ranking for the security in the higher end of the rating category. A description of the corporate bond ratings of Moody's and S&P is included as Appendix A to the Statement of Additional Information.

         The Fund may invest up to 10% of its total assets in equity securities, including those in the form of Depositary Receipts, as well as warrants to purchase securities. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest without limitation in cash and high quality, short-term debt securities.

         The Fund has adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed without a Shareholder vote. Except for such restrictions, the investment objective and policies of the Fund may be changed by the Board without Shareholder action.

         CERTAIN CHARACTERISTICS OF SENIOR LOANS. A Senior Loan typically is originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions ("Lenders"). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

         Senior Loans include senior secured floating rate loans and institutionally traded senior secured floating rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests generally take the form of direct interests acquired during a primary distribution and also may take the form of participation interests in, assignments of, or novations of a Senior Loan acquired in secondary markets. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

         The Fund may purchase "Assignments" from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments, however, may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         The Fund also may invest without limit in "Participations." Participations by the Fund in a Lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of such Lender. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to such Participations likely will conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

          The Fund will acquire Participations only if the Lender selling the Participation, and any other persons interpositioned between the Fund and the Lender, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB- or A-3 or higher by S&P or Baa3 or P-3 or higher by Moody's or comparably rated by another Rating Agency) or determined by the Adviser to be of comparable quality. Similarly, the Fund will purchase an Assignment or Participation or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade by a Rating Agency or determined by the Adviser to be of comparable quality. Long-term debt rated BBB- by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa3 by Moody's is regarded by Moody's as a medium grade obligation that is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of short-term debt obligations but the effect of industry characteristics and market conditions may be more pronounced.

         Senior Loans typically have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets (described below). Senior Loans are secured by specific collateral.

         To borrow money pursuant to a Senior Loan, a Borrower frequently will pledge, for the term of the Senior Loan, collateral, including: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and no assurance can be given that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. The Fund will not invest in a Senior Loan unless, at the time of investment, the Adviser determines that the value of the collateral equals or exceeds the aggregate outstanding principal amount of the Senior Loan.

         The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined either daily, monthly, quarterly or semi-annually. Longer interest rate reset periods generally increase fluctuations in the Fund's net asset value as a result of changes in market interest rates. The Senior Loans in the Fund's portfolio will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The Fund may use certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. Because of prepayments, the average life of Senior Loans generally has been two to three years.

         A Lender may have certain obligations pursuant to a loan agreement relating to Senior Loans, which may include the obligation to make additional loans in certain circumstances. The Fund generally will reserve against such contingent obligations by segregating a sufficient amount of permissible liquid assets, subject to the Fund's borrowing limitations. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet its federal tax diversification requirements.

         The Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

         The Fund also may invest up to 5% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced Senior Loan or Loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss; as a result, a relatively small decline in the value of a referenced Senior Loan could result in a relatively large loss in the value of a structured note. See "Use of Leverage and Related Risks" below. Structured notes will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 70% of its assets in Senior Loans, and may be subject to the Fund's leverage limitations.

         OTHER FIXED-INCOME SECURITIES. The Fund may invest up to 20% of its total assets in a variety of U.S. and foreign corporate and government debt obligations that are U.S. dollar-denominated. The Adviser may consider capital appreciation potential when investing in such income producing debt securities, which may have fixed, variable or floating rates of interest. These securities may include interests in loans from Borrowers that have lower than senior claim on, or are not secured by any, collateral, and other income producing securities such as investment and non-investment grade corporate debt securities, mortgage-related securities, zero coupon, pay-in-kind or deferred payment securities, and U.S. Government and U.S. dollar-denominated foreign government or supranational debt securities.

         EQUITY SECURITIES. The Fund may invest up to 10% of its total assets in equity securities, such as common stocks and certain preferred stocks, including those in the form of Depositary Receipts, as well as warrants to purchase securities.

Use of Leverage and Related Risks

          The Fund expects to use leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Fund intends to use leverage in an amount up to approximately 33-1/3% of its total assets (including the amount obtained from leverage). The Fund generally will not use leverage if the Adviser anticipates that it would result in a lower return to Shareholders for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

         Leverage creates risks for holders of the Shares, including the likelihood of greater volatility of net asset value and market price of the Shares. Although fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may adversely affect the return to the holders of the Shares, the Adviser believes the effect of these fluctuations should be mitigated when the Fund uses leverage with floating rate costs, because the Fund's costs of leverage and its portfolio of Senior Loans ordinarily will have similar floating rates of interest. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. The Adviser nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances. During periods when the Fund is using leverage, the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from borrowings for leverage and the issuance of any preferred shares.

         Capital raised through leverage will be subject to interest costs or dividend payments which may exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain, among other things, minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; any such requirements will increase the cost of borrowing over the stated interest rate. The issuance of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on Shares or to engage in other activities. Borrowings and the issuance of a class of preferred shares having priority over the Shares create an opportunity for greater return per Share, but at the same time such leveraging is a speculative technique that will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities (and other Fund expenses), the use of leverage will diminish the investment performance of the Shares compared with what it would have been without leverage.

         Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies which may issue ratings for any corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. The Adviser does not anticipate that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

         Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33-1/3% of the Fund's total assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares (including the Shares), or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%.

          The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount the Fund will borrow or issue, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements, and no assurance can be given that a leveraging strategy will be successful during any period in which it is employed.

         Assuming the use of leverage in the amount of approximately 33-1/3% of the Fund's total assets and an annual interest rate on borrowings of ___% payable on such leverage based on market rates as of the approximate date of this Prospectus, the annual return that the total assets in the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be ____%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

         The following table is designed to illustrate the effect on the return to a holder of the Shares of leverage in the amount of approximately 33-1/3% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assuming Portfolio Return
(net of expenses)........................                  (10)%             (5)%              0%            5%              10%

Corresponding Share Return
Assuming 33-1/3% Leverage................                  (__)%            (__)%            (__)%           __%             __%

         Until the Fund borrows or issues preferred shares, the Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies.

Additional Risk Considerations

         INTEREST RATE RISK. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Fund's policy of acquiring primarily interests in floating rate Senior Loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because floating rates on Senior Loans only reset periodically, changes in prevailing interest rates will cause some fluctuation in the Fund's net asset value. Similarly, a rapid and significant increase in market interest rates or a change in the relationships between specific interest rates (commonly referred to as "spread widening") may cause a decline in the Fund's net asset value and reduce substantially the liquidity of the securities comprising a substantial portion of the Fund's portfolio. The Fund also may invest in fixed-income securities with fixed rates of interest, which may lose value in direct response to market interest rate increases or spread widening.

         CREDIT RISK. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. Although, with respect to Senior Loans, the Fund generally will invest only in Senior Loans that the Adviser believes are secured by specific collateral the value of which equals or exceeds the principal amount of the Senior Loan at the time of initial investment, no assurance can be given that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the Borrower's bankruptcy. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, in certain circumstances, invalidating such Senior Loans.

         Senior Loans in which the Fund will invest may not be rated by a Rating Agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Fund will have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans generally will be less extensive than that available for rated, registered or exchange listed securities. Borrowers may have outstanding debt obligations that are rated below investment grade by a Rating Agency. Recently, Rating Agencies have begun rating Senior Loans, with certain Senior Loans being assigned a rating below investment grade. The Fund will invest in such Senior Loans. Debt securities which are unsecured and rated below investment grade are viewed by the Rating Agencies as having speculative characteristics and are commonly known as "junk bonds." Securities rated below investment grade or unrated securities of comparable quality ("lower quality securities") are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The prices of lower quality securities also are more likely to react to real or perceived developments affecting market and credit risk than are prices of investment grade quality securities ("higher quality securities"), which react primarily to movements in the general level of interest rates. A substantial portion of the Fund's portfolio of Senior Loans and other debt securities may be lower quality securities issued in connection with mergers, acquisitions, leveraged buy-outs, recapitalizations and other highly leveraged transactions, which pose a higher risk of default or bankruptcy of the issuer than other higher quality securities, particularly during periods of deteriorating economic conditions and contraction in the credit markets. A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to the Statement of Additional Information.

         Because of the protective features of Senior Loans (typically being senior and secured by specific collateral), the Adviser believes, based on its experience, that these ratings do not necessarily reflect the true risk of loss of principal or interest on a Senior Loan. For example, the Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. Accordingly, the Adviser generally does not view ratings of Senior Loans as a determinative factor in its investment decisions. Investing in Senior Loans, however, does involve investment risk, and some Borrowers default on their Senior Loan payments. The Fund will attempt to manage these risks through portfolio diversification and ongoing analysis and monitoring of Borrowers. As a result, the Fund will be more dependent on the Adviser's credit analysis abilities than a fund that invests in other types of debt securities.

         EQUITY SECURITIES. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

         The Fund may invest in the securities of companies that issue lower quality securities. These securities may be subject to more abrupt or erratic market movements than the securities of companies that issue higher quality securities, because the issuers typically are more subject to changes in earnings and prospects, which in turn are more likely to affect the value of their securities.

         FOREIGN SECURITIES. Although the Fund will only invest in U.S. dollar-denominated income securities, the Fund may invest in Senior Loans and other debt securities of non-U.S. issuers. Investment in securities of non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including among others the issuer's balance of payments, overall debt level, and cash flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. Supranational organizations do not have taxing powers, so they are dependent upon their members' continued support in order to meet interest and principal payments. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in the payment or delivery of securities and interest or in the recovery of assets held abroad) and expenses not present in the settlement of domestic investments. Investments may include securities issued by the governments of lesser-developed countries, which are sometimes referred to as "emerging markets." There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, armed conflict and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries.

         LIQUIDITY RISK. Senior Loans, at present, generally are not readily marketable and are subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Fund will invest. Where a secondary market exists, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans thus are relatively illiquid, which illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Fund's assets invested in Senior Loan interests may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Shares. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as if the Fund tenders for its Shares, and may result in the Fund borrowing to meet short-term cash requirements.

         REGULATORY CHANGES. To the extent legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment by the Fund may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans held by the Fund.

         CLOSED-END FUNDS. The Fund is a closed-end investment company with no history of operations. It is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end investment companies often trade at a discount from their net asset value, and the Shares also may trade at a discount from net asset value. The trading price of the Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Shares.

          NON-DIVERSIFICATION. The Fund has registered as a "non-diversified" investment company under the 1940 Act. As a non-diversified investment company, the Fund, subject to its investment restrictions and federal income tax rules applicable to the Fund, may invest, with respect to 50% of its total assets, more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or single Lender. The Fund, however, will not invest more than 10% of the value of its assets in securities (including interests in Senior Loans) of any single Borrower. Moreover, the Fund may invest more than 10% (but not more than 25%) of its total assets in Senior Loan interests for which the same intermediate participant is interposed between the Fund and the Borrower. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

         YEAR 2000 COMPLIANCE. The Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, no assurance can be given that these steps will be sufficient to avoid any adverse impact to the Fund.

         In addition, the markets for Senior Loans and other securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning on or before January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

Special Investment Practices

         The Fund may engage in the following investment practices to seek to enhance income or reduce investment risk, but has no current intention to do so.

         INTEREST RATE AND OTHER HEDGING TRANSACTIONS. The Fund may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security or index) to seek to hedge against fluctuations in securities prices or interest rates. The Fund's transactions in derivative instruments may include the purchase or sale of futures contracts on securities, securities indices or other indices, other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; and interest rate swaps. The Fund's transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Fund's initial investment in these instruments. In addition, the Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Fund. Transaction costs will be incurred in opening and closing positions in derivative instruments. No assurance can be given that the Adviser's use of derivative instruments will be advantageous to the Fund.

         The Fund may use interest rate swaps for risk management purposes and not as a speculative investment and typically would use interest rate swaps to shorten the average time to interest rate reset of the Fund. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of fixed rate payments for floating rate payments. The use of interest rate swaps is highly specialized and involves risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be less favorable than what it would have been if this investment technique were never used.

         SECURITIES LENDING. The Fund may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned and will receive a fee, or all or a portion of the interest on investment of the collateral, if any. However, the Fund may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type, net of administrative expenses and any finders or other fees, justifies the attendant risk. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The value of the securities loaned will not exceed 33-1/3% of the Fund's total assets.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under a repurchase agreement, the Fund buys securities at one price and simultaneously promises to sell back those securities at a higher price. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, the Adviser must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchased may have declined, the Fund could experience a loss.

         REVERSE REPURCHASE AGREEMENTS. The Fund also may enter into "reverse" repurchase agreements which involve the sale of securities held and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements involve risks similar to those described above under "--Use of Leverage" and expose the Fund to the credit risk of the counterparty.

                             MANAGEMENT OF THE FUND

Board of Trustees

         The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Fund's Board under the laws of The Commonwealth of Massachusetts.

The Adviser

         Highland Capital Management, L.P. acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at 1150 Two Galleria Tower, 13455 Noel Road LB #45, Dallas, Texas 75240. Formed in 1993, the Adviser and its affiliates currently serve as the investment adviser to institutional clients with combined assets under management of over $_____________, employing strategies substantially similar to those which the Fund intends to employ.

         Under the general supervision of the Fund's Board, the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and will compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of ___% of the average weekly gross assets of the Fund. Gross assets of the Fund will be calculated by deducting accrued liabilities of the Fund not including the principal amount of any indebtedness constituting financial leverage.

         James Dondero, Mark Okada and Todd Travers are the Fund's principal portfolio managers and are responsible for day-to-day management of the Fund's investments. In addition, eight other members of the Adviser's professional staff of portfolio managers and securities analysts contribute to the investment management services provided to the Fund. Mr. Dondero may be deemed a "control person" of the Adviser as such term is defined in the 1940 Act.

          Mr. Dondero has been President and Chief Investment Officer of the Adviser since March 1993. Mr. Dondero graduated from the University of Virginia (Beta Gamma Sigma) with a B.S. in Accounting and a B.S. in Finance. He is a Certified Public Accountant, Certified Managerial Accountant and Chartered Financial Analyst, and is a full member of the New York Society of Security Analysts.

          Mr. Okada has been Executive Vice President of the Adviser since March 1993. He specializes in bank loan and high yield bond investments. He graduated with honors from UCLA with a B.S. in Economics and B.S. in Psychology. Mr. Okada is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts.

          Mr. Travers has been a Portfolio Manager of the Adviser since January 1995. He specializes in bank loan, leverage loan and high yield and aviation asset investments. Before January 1995, he was Senior Financial Analyst at American Airlines, where he assisted in the development and maintenance of the company's jet fleet plan. Mr. Travers graduated from Iowa State University with a B.S. in Industrial Engineering and from Southern Methodist University with an M.B.A. in Finance. Mr. Travers is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts.

          Investment decisions for the Fund are made independently from those of other investment vehicles or accounts advised by the Adviser. If, however, such other investment vehicles or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sale will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

          In addition, the Adviser or one of its affiliates may, in connection with its activities on behalf of other investment vehicles or accounts, acquire confidential information concerning an obligor on a Senior Loan; the Adviser may be prohibited from using this information for the Fund's benefit.

          The Fund and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

 The Administrator

          The Fund has engaged _________ to act as its administrator under an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board. The Administrator will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. The Administrator's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund's business. In return for these services, facilities and payments, the Fund is authorized to pay the Administrator as compensation under the Administration Agreement a fee in the amount of __% of the average weekly gross assets of the Fund.

                             DISTRIBUTIONS AND TAXES

          The Fund intends to make monthly distributions of net investment income, after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The Fund will distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions to Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Shareholders are expected to be paid approximately [60 days] after the completion of this offering. While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on its Shares in certain circumstances. See "DESCRIPTION OF CAPITAL STRUCTURE."

          Distributions of the Fund's investment company taxable income (consisting generally of net investment income and net short-term capital gain) are taxable to Shareholders as ordinary income, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gain ("capital gain dividends"), if any, are taxable to Shareholders at the rates applicable to long-term capital gains, regardless of the length of time Shares have been held by Shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis has been reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends).

          The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The Fund's distributions will not qualify for the dividends-received deduction for corporations.

          Selling Shareholders generally will recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, if the Shareholder is a participant in the Plan (as defined below)). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

          An investor should be aware that if Shares are purchased in the open market shortly before the record date for any dividend (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. Shareholders that are not liable for tax on their income and whose Shares are not debt-financed are not required to pay tax on dividends they receive from the Fund. Taxable distributions to individuals and certain other non-corporate Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding of 31%.

          The foregoing briefly summarizes some of the important federal income tax consequences to Shareholders of investing in Shares and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors, individual retirement accounts and other retirement plans. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors should consult their tax advisers.

                           DIVIDEND REINVESTMENT PLAN

          Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), unless a Shareholder otherwise elects, all distributions of dividends (including all capital gain dividends) will be automatically reinvested in Shares.

          ___________________ (the "Plan Agent") serves as agent for the Shareholders in administering the Plan. Shareholders who elect not to participate in the Plan will receive all distributions of dividends in cash paid by check mailed directly to the Shareholder of record (or if the Shares are held in street or other nominee name, then to the nominee) by _______________ as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date.

          Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding Shares on the open market ("open-market purchases") on the ___________________ or elsewhere. If on the payment date for the dividend, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the date the Shares are issued, provided that the maximum discount from the then current market price per Share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases.

          In the event of a market discount on the dividend payment date, the Plan Agent will have up to 30 days after the dividend payment date to invest the dividend amount in Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares.

          The Plan Agent maintains all Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

          In the case of Shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder's name and held for the account of beneficial owners who participate in the Plan.

          No brokerage charges will be incurred with respect to Shares issued directly by the Fund as a result of dividends payable either in Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

          Shareholders participating in the Plan may receive benefits not available to Shareholders not participating in the Plan. If the market price (plus commissions) of the Shares is above their net asset value, participants in the Plan will receive Shares at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Shares with a net asset value greater than the per Share value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value. Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the net asset value.

          Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. Plan participants do not incur service charges directly; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

          All correspondence concerning the Plan should be directed to the Plan Agent at _______________________. Please call 1-800-___-____ between the hours of 9:00 a.m. and 5:00 p.m. Eastern Standard Time if you have questions regarding the Plan.

                        DESCRIPTION OF CAPITAL STRUCTURE

          The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated ______________, 1998 (the "Declaration of Trust"). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Shares. The Declaration of Trust also authorizes the Fund to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The Fund intends to hold annual shareholder meetings to the extent required by the NYSE.

          SHARES. The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Shares of beneficial interest, $0.001 par value per Share. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of Shares will be entitled to the payment of dividends when, as and if declared by the Board. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the holders of the Shares. While any borrowings or preferred shares are outstanding, the Fund may not be permitted to declare any cash dividend or other distribution on the Shares, unless at the time of such declaration, (i) all accrued dividends on preferred shares or accrued interest on borrowings has been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a Rating Agency or as a condition to borrowing money. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. The Fund intends, however, to the extent possible to purchase or redeem preferred shares or to repay borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company. See "INVESTMENT OBJECTIVE, POLICIES AND RISKS" and "DISTRIBUTIONS AND TAXES." Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares or the principal amount of the borrowings to the holders thereof. See "-- Borrowings" below.

          The Fund may offer additional Shares in the future. Other offerings of Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions), except in connection with an offering to existing Shareholders or with the consent of a majority of the Fund's outstanding Shares. Shares have no preemptive rights.

          The Fund generally will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Shares credited to an investor's account. Share certificates which have been issued to an investor may be returned at any time.

          REPURCHASE OF SHARES AND OTHER DISCOUNT CORRECTIVE Measures. Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Shareholders for the Fund to take corrective actions. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Shares and will consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the assets of the Fund, effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund's ability to consummate such transactions. No assurances can be given that the Board, in fact, will decide to undertake either of these actions or if undertaken, that such actions will result in the Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount.

          BORROWINGS. The Declaration of Trust authorizes the Fund, without prior approval of the Shareholders, to borrow money in an amount up to 33-1/3% of the Fund's total assets (including the amount borrowed). In this regard, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities by the Fund. Certain types of borrowing may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. Such restrictions may be more stringent than those imposed by the 1940 Act. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Shareholders in certain circumstances. Further, the terms of any such borrowing may and the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely rank senior to or pari passu (on the same level as) with all other existing and future borrowings of the Fund. See "INVESTMENT OBJECTIVE, POLICIES AND RISKS--Use of Leverage and Related Risks.

          PREFERRED SHARES. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares (the "Preferred Shares"), having a par value of $0.001 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Shareholders.

          Under the requirements of the 1940 Act, the Fund must have an "asset coverage" of at least 200% immediately after the issuance of any Preferred Shares. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the Preferred Shares. If the Fund seeks a rating of the Preferred Shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the Preferred Shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the Preferred Shares. The Fund may issue Preferred Shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the Preferred Shares also may enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund's Preferred Shares may approach or exceed the Fund's return after expenses on the investment of proceeds from the Preferred Shares and the Fund's leverage structure would result in a lower rate of return to Shareholders than if the Fund were not so structured. However, the Fund believes that the floating rate nature of Senior Loans in which the Fund invests helps mitigate against the risks of increased dividend costs as a result of redetermined market rates adversely impacting the return to Shareholders.

          In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per Share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares would not be entitled to any further participation in any distribution of assets by the Fund.

         SPECIAL VOTING AND ANTI-TAKEOVER PROVISIONS. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, change the composition of the Board, cause the Fund to engage in certain transactions or induce the Fund to modify its structure or status under the 1940 Act as a closed-end investment company. These provisions could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. They also promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

         The Board is divided into three classes, with the term of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and is entitled to vote on the matter.

         The affirmative vote of at least 75% of the entire Board is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by Shareholders of the Fund, unless it is approved by a vote of at least 75% of the Continuing Trustees (as defined below) in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the Shareholders of the Fund. A "Continuing Trustee" is any member of the Board who:
(i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an "Interested Party") and (ii) who has been a member of the Board for a period of at least 12 months, or has been a member of the Board since ____________, 1999, or is a successor of a Continuing Trustee who is unaffiliated with an Interested Party and who was recommended to succeed a Continuing Trustee by a majority of the Continuing Trustees then on the Board. The affirmative vote of at least 75% of the votes entitled to be cast thereon by Shareholders of the Fund and the affirmative vote of at least 75% of the Continuing Trustees will be required to amend the Declaration of Trust to change any of the provisions in this paragraph and certain other provisions described in this section.

         If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and also would require at least 30 days' prior notice to all Shareholders. The composition of the Fund's portfolio as currently contemplated likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in the Fund's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of the Fund to an open-end investment company also would require the redemption of any outstanding Preferred Shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Shares. In the event of conversion, the Shares would cease to be listed on the NYSE or other national securities exchange or market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Shares would be sold at net asset value plus a sales load.

         The Board believes that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end investment company.

          The affirmative vote of at least 75% of the entire Board and the holders of at least (a) 80% of the votes entitled to be cast thereon by the Shareholders of the Fund in the case of (iv) and (v) below and (b) in the case of a Business Combination (as defined below), 662/3% of the votes entitled to be cast thereon by the Shareholders of the Fund, including at least 662/3% of the votes entitled to be cast thereon other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

          (i) merger, consolidation or statutory share exchange of the Fund with or into any other person;

          (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of debt securities of the Fund in a public or private offering, sales of other securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business;

          (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio assets in connection with borrowings and debt securities) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

          (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Declaration of Trust to terminate the Fund's existence; or

          (v) unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under federal or Massachusetts law, including a change in investment objective.

         However, the voting requirements described above will not be required with respect to a Business Combination if it is approved by a vote of at least 75% of the Continuing Trustees, or certain pricing and other conditions specified in the Declaration of Trust are met. In such cases, depending upon whether a shareholder vote would be required under Massachusetts law without regard to the provisions of the Declaration of Trust, either (i) a majority of the votes entitled to be cast by the shareholders will be sufficient to authorize the transaction, or (ii) no shareholder vote will be required. Further, with respect to a transaction described in (iv) above, if it is approved by a vote of least 75% of the Continuing Trustees, a majority of the votes entitled to be cast by the shareholders will be sufficient to authorize the transaction.

         The Fund's By-Laws contain provisions the effect of which is to prevent matters initiated by shareholders, including nominations of Trustees, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 60 but no more than 90 days prior to the date of the meeting. Further, in order for the shareholders of the Fund to call a special meeting, the By-Laws require that shareholders holding at least a majority of the votes required to be cast at the meeting make a request in writing to the Secretary of the Fund. Shareholders also would be responsible for certain costs associated with any such meeting.

         The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Massachusetts law and the 1940 Act, are in the best interest of the Fund's shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

                                  UNDERWRITING

         The underwriters named below (the "Underwriters"), acting through as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of an Underwriting Agreement with the Fund and the Adviser (the "Underwriting Agreement"), to purchase from the Fund the number of Shares set forth opposite their respective names. The Underwriters are committed to purchase all of such Shares if any are purchased.


                   UNDERWRITER                            NUMBER OF SHARES

                    [To Come]


         The Fund has granted to the Underwriters an option, exercisable for __ days from the date of this Prospectus to purchase up to an additional ____________ Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Shares proportionate to such Underwriter's initial commitment.

         As set forth in the notes to the table on the cover page of this Prospectus, the Adviser or an affiliate (not the Fund) from its own assets has agreed to pay a commission to the Underwriters in the amount of $____ per Share (____% of the public offering price per Share) or an aggregate amount of $________ ($________ assuming full exercise of the over-allotment option) for all Shares covered by this Prospectus. Such payment will be the legal obligation of the Adviser or an affiliate and made out of its own assets and will not in any way represent an obligation of the Fund or its Shareholders. The Representatives have advised the Fund that the Underwriters may pay up to $___ per Share from such payment received from the Adviser to selected dealers who sell the Shares and that the Underwriters and such dealers may reallow a concession of up to $___ per Share to certain other dealers who sell Shares. The Adviser (or an affiliate) has agreed to pay all offering expenses of the Fund that exceed $___ per share. Offering expenses include $____________ payment to the Underwriters in partial reimbursement of their expenses.

         Prior to this offering, there has been no public market for the Shares or any other securities of the Fund. The Fund intends to apply to list its Shares on the NYSE under the symbol "___." To meet the requirements for listing the Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Shares to a minimum of 2,000 beneficial holders. The minimum investment requirement is 100 Shares ($1,000).

         The Fund and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

          The Underwriters may take certain actions to discourage short-term trading of Shares during a period of time following the initial offering date. Included in these actions is the withholding of the concession and other payments to dealers in connection with Shares which were sold by such dealers and which are repurchased for the account of the Underwriters during such period. In addition, physical delivery of certificates representing Shares is required to transfer ownership of Shares for a certain period. Until the distribution of Shares is completed, rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Shares. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Shares. If the Underwriters create a short position in the Shares in connection with the offering, i.e., if they sell more Shares than are set forth on the cover page of this Prospectus, then the Underwriters may reduce that short position by purchasing Shares in the open market. The Underwriters may also elect to reduce any short position by exercising all or a part of the over-allotment option described above. In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. In addition, the Underwriters may impose "penalty bids" under contractual arrangements with dealers participating in the offering whereby it may reclaim the selling concession with respect to Shares distributed in the offering but subsequently purchased for the account of the Underwriters in the open market. Neither the Fund nor the Underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Shares. In addition, neither the Fund nor the Underwriters make any representation that the Underwriters will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

         Under the terms of and subject to the conditions of the Underwriting Agreement, the Underwriters are committed to purchase and pay for all Shares offered hereby if any are purchased. The Underwriting Agreement provides that it may be terminated at or prior to the closing date for the purchase of the Shares if, in the judgment of the Representatives, payment for the delivery of the Shares is rendered impracticable or inadvisable because (1) trading in the equity securities of the Fund is suspended by the SEC, by an exchange that lists the Shares, or by the Nasdaq National Market ("Nasdaq"), (2) trading in securities generally on the New York Stock Exchange or Nasdaq shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (3) additional material governmental restrictions, not in force on the date of the Underwriting Agreement, have been imposed upon trading in securities generally or trading in securities generally has been suspended on any U.S. securities exchange, (4) a general banking moratorium has been established by Federal or New York authorities, or (5) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis occurs, the effect of which is such as to make it impracticable to market any or all of the Shares. The Underwriting Agreement also may be terminated if any of the conditions specified in the Underwriting Agreement have not been fulfilled when and as required by such agreement.

         The Fund anticipates that the Representatives and certain other Underwriters from time to time may act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

           [SHAREHOLDER SERVICING AGENT,] CUSTODIAN AND TRANSFER AGENT

         [Pursuant to a Shareholder Servicing Agreement between _______________ (the "Shareholder Servicing Agent") and the Adviser, the Shareholder Servicing Agent will (i) undertake to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Adviser, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares,
(2) the respective market performance of the Fund and such other companies and
(3) other relevant performance indicators; and (iv) at the request of the Adviser, provide information to and consult with the Board with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services.

         For these services, the Adviser will pay the Shareholder Servicing Agent a fee equal on an annual basis to __% of the Fund's average weekly gross assets, payable in arrears at the end of each calendar month. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to the Adviser for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue for an initial term of two years and thereafter for successive one-year periods unless terminated by either party upon 60 days' written notice.]

         _________________ (the "Custodian"), located at ___________________, is the Fund's custodian and will maintain custody of the securities and cash of the Fund. The Custodian maintains the Fund's general ledger and computes net asset value per share at least weekly. The Custodian also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments, and receives and disburses all funds. The Custodian also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

          _____________________, located at _______________________, is the
Fund's transfer agent and dividend disbursing agent.

                                 LEGAL OPINIONS

          It is expected that certain legal matters in connection with the Shares offered hereby will be passed upon for the Fund by Stroock & Stroock & Lavan LLP, and for the Underwriters by ----------------------.

                             ADDITIONAL INFORMATION

         The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-___-____.

         Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.


          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                      PAGE
                                                                      ------
Additional Investment Information and Restrictions...................  B-
Trustees and Officers................................................  B-
Investment Advisory and Other Services...............................  B-
Determination of Net Asset Value.....................................  B-
Portfolio Trading....................................................  B-
Taxes................................................................  B-
Other Information....................................................  B-
Auditors.............................................................  B-
Independent Auditors Report..........................................  B-
Statement of Assets and Liabilities..................................  B-
Appendix A: Ratings of Corporate Bonds...............................  B-

===========================================================================

YOU SHOULD RELY ONLY ON THE INFORMATION PROVIDED IN THIS PROSPECTUS OR INCORPORATED BY REFERENCE HEREIN. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT OFFERING ITS SHARES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT COVER.

                                ----------------

Prospectus Summary..............................................
Fund Expenses...................................................
The Fund........................................................
Use of Proceeds.................................................
Investment Objective, Policies and Risks........................
Management of the Fund..........................................
Distributions and Taxes.........................................
Dividend Reinvestment Plan......................................
Description of Capital Structure................................
Underwriting....................................................
[Shareholder Servicing Agent,] Custodian
  and Transfer Agent............................................
Legal Opinions..................................................
Additional Information..........................................
Table of Contents of the Statement of
  Additional Information........................................


UNTIL ____________, 1999, ALL DEALERS EFFECTING TRANSACTIONS IN THE REGISTERED SECURITIES WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


===========================================================================

                            [HIGHLAND CAPITAL LOGO]


                                HIGHLAND CAPITAL
                               FIXED INCOME FUND


                         -----------------------------

                                   PROSPECTUS

                         -----------------------------

                         [List of Underwriters To Come]


                          ---------------------------

                            -----------------, 1999

===========================================================================


                SUBJECT TO COMPLETION, DATED DECEMBER ___, 1998

                      STATEMENT OF ADDITIONAL INFORMATION

                                                          ______________, 1999

                       HIGHLAND CAPITAL FIXED INCOME FUND
                             1150 Two Galleria Tower
                             13455 Noel Road LB #45
                                Dallas, TX 75240
                                 (___) ___-____

------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                          PAGE

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS.........................B-2
TRUSTEES AND OFFICERS......................................................B-9
INVESTMENT ADVISORY AND OTHER SERVICES.....................................B-11
DETERMINATION OF NET ASSET VALUE...........................................B-12
PORTFOLIO TRADING..........................................................B-13
TAXES......................................................................B-15
OTHER INFORMATION..........................................................B-16
AUDITORS...................................................................B-17
INDEPENDENT AUDITORS' REPORT...............................................B-18
STATEMENT OF ASSETS AND LIABILITIES........................................B-19
APPENDIX A:  RATINGS OF CORPORATE BONDS....................................B-20


------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF HIGHLAND CAPITAL FIXED INCOME FUND (THE "FUND") DATED ______________, 1999, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-___-___.

          Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus.

[Left Side Margin on Cover Page]

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND'S SHARES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE FUND'S SHARES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

               ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

          LENDING FEES. In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan, it may receive a facility fee and, when it sells a Senior Loan, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

          BORROWER COVENANTS. A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the Lender or lending syndicate (the "Loan Agreement"). In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; that is, the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation, in almost all cases, will have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

          ADMINISTRATION OF LOANS. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund generally will rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent typically is responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, it may accelerate the Senior Loan, give the Borrower an opportunity to provide additional collateral or seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank typically will hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.

          A financial institution's appointment as Agent usually may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

          PREPAYMENTS. Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon any prepayment, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally should not materially affect the Fund's performance because the Fund should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

          COMPARISON OF LENDING RATES. The following table is intended to provide investors with a comparison of short-term money market rates, a representative base commercial lending rate, and a representative indicator of the premium over such base lending rate for Senior Loans. The representative indicator shown below is derived from the DLJ Leveraged Loan Index (the "Index"), which was designed in January 1992 to mirror the investible universe of the market for Senior Loans. The Index includes approximately $58 billion of Senior Loans and new Senior Loan issues are added when they meet certain criteria. The Index is an unmanaged index and, although Highland Capital Management, L.P. (the "Adviser") believes that the spreads over LIBOR reported in connection with the determination of the Index (which are an average of the contractual spreads set forth in the loan agreements relating to the Senior Loans included in the Index) are representative of the historical average spreads in the overall market for Senior Loans, the Fund will have no direct investment in, nor will its performance be indicative of, the Index. The following comparison should not be considered a representation of future money market rates, spreads of Senior Loans over base reference rates nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future.

                        COMPARISON OF MONEY MARKET RATE,
                             LIBOR AND SENIOR LOANS



                         Jan.     July    Jan.    July   Jan.   July    Jan.   July   Jan.   July    Jan.   July     Jan.    July
                         1992     1992    1993    1993   1994   1994    1995   1995   1996   1996    1997   1997     1998    1998
                         ----     ----    ----    ----   ----   ----    ----   ----   ----   ----    ----   ----     ----    ----
3-Month Treasury
Bill(1)................  3.91%    3.28%   3.07%   3.11%  3.04%  4.46%   5.90%  5.59%  5.15%  5.30%   5.18%  5.19%    5.18%   5.09%

3-Month
LIBOR(2)...............  4.19     3.44    3.25    3.31   3.25   4.88    6.31   5.88   5.38   5.69    5.56   5.75     5.65    5.69

Average Senior Loan
Spreads Plus 3-Month
LIBOR(3)...............  6.34     5.68    5.72    5.77   5.69   7.19    8.65   8.15   7.69   8.07    8.03   8.10     8.02    8.02

---------------

(1) U.S. Treasury bills offer a U.S. Government guarantee as to the timely payment of interest and repayment of principal at maturity. Source:
          Bloomberg.

(2) The LIBOR is used worldwide as a base for loans to large commercial and industrial companies. Source: Bloomberg.

(3) Derived from reported average Senior Loan spreads in the Index. The data do not reflect fluctuations in the principal value of Senior
          Loans included in the Index. Source: Donaldson, Lufkin & Jenrette.

         OTHER INFORMATION REGARDING SENIOR LOANS. From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks also may act as Agents for Senior Loans held by the Fund.

         The Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund also may invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

          To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. Most credit agreements do not contain any formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans. During any such period in which the Senior Loan is unsecured, such Senior Loans will not be treated as secured Senior Loans for purposes of the Fund's policy of investing in normal market conditions at least 70% of its total assets in Senior Loans.

         If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There also are other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Loan.

         INTEREST RATE SWAPS. The Fund may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For example, if the Fund holds a Senior Loan with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the Senior Loan because of subsequent changes in interest rates. It also would protect the Fund from a decline in the value of the Senior Loan due to rising interest rates, but would limit its ability to benefit from falling interest rates.

          The Fund will enter into interest rate swaps only on a net basis; that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging and risk management purposes and because a segregated account will be used, the Fund will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If the other party to such a transaction defaults, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

         Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make or receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on Senior Loans and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

         CREDIT DERIVATIVES. The Fund may engage in credit derivative transactions. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives; swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.

         CORPORATE DEBT SECURITIES. The Fund may invest in corporate debt securities, which include corporate bonds, debentures, notes and other similar instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

          ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITIES. The Fund may invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed annually to have received "phantom income." Because the Fund will distribute this "phantom income" to Shareholders, to the extent that Shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional Shares, the Fund will have fewer assets with which to purchase income-producing securities. The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities are subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

         MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities, including (i) collateralized mortgage obligations, (ii) subordinated mortgage backed securities, (iii) commercial mortgage backed securities, (iv) agency securities, such as those issued or guaranteed as to principal or interest by the Government National Mortgage Association, Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, (v) mortgage pass-through securities, (vi) whole loans and (vii) interest only and principal only securities. These securities may have fixed, floating or variable interest rates, including interest rates that change inversely to changes in interest rates and interest rates that move directly or inversely to a multiple of a specific index, which may result in a form of leverage. Mortgage-related securities frequently are complex derivative securities that are subject to credit risk, interest rate risk and prepayment risk, which may result in the Fund suffering a loss on these securities.

         BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

         Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the fact amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

         INVESTMENT RESTRICTIONS. The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. As a matter of fundamental policy, the Fund may not:

                  (1)      Borrow money, except as permitted by the 1940
                           Act;

                  (2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction
                           (1) above;

                  (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of loan interests, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

                  (4) Underwrite securities issued by other persons, except insofar as it technically may be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

                  (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

                  (6)     Purchase any security if, as a result of such
                           purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

                  (7) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate, and the Fund may hold and sell real estate acquired as a result of the ownership of securities; or

                  (8) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

         For the purpose of investment restriction (6), the Fund will consider all relevant factors in determining who is the issuer of the loan interest, including: the credit quality of the Borrower, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements), the degree to which the credit of such interpositioned person was deemed material to the decision to purchase the Senior Loan, the interest rate environment, and general economic conditions applicable to the Borrower and such interpositioned person.

         In addition, as a non-fundamental policy which may be changed at any time by the Board, the Fund may invest its investable assets in one or more other management investment companies to the extent permitted by the 1940 Act and rules thereunder.

         Whenever an investment policy or investment restriction set forth in the Prospectus or this Statement of Additional Information states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard will be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

                              TRUSTEES AND OFFICERS

         The Fund's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 1150 Two Galleria Tower, 13455 Noel Road LB #45, Dallas, Texas 75240. Those Trustees who are "interested persons" of the Fund as defined in the 1940 Act by virtue of their affiliation with the Adviser [or _______], are indicated by an asterisk (*).

[To Come]
----------

(1)      Class I Trustee whose term expires in 2000.

(2)      Class II Trustee whose term expires in 2001.

(3)      Class III Trustee whose term expires in 2002.

         The Nominating Committee of the Board is comprised of ____ Trustees who are not "interested persons," as that term is defined under the 1940 Act ("non-interested Trustees"). The Committee has four-year staggered terms, with one member rotating off the Committee to be replaced by another non-interested Trustee. The purpose of the Committee is to recommend to the Board nominees for the position of non-interested Trustee and to assure that at least a majority of the Board is independent of the Adviser and its affiliates.

         Messrs. __________ (Chairman) and __________ are members of the Audit Committee of the Board. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund.

         The Fund pays the fees and expenses of its non-interested Trustees. Trustees who are affiliates (as defined in the 1940 Act) of the Adviser receive no compensation from the Fund. The Fund does not have a retirement plan for its Trustees. It is estimated that the non-interested Trustees will receive from the Fund the amounts set forth below for the fiscal year ending _______, 1999.

                                                          ESTIMATED
                                                         COMPENSATION
                    NAME                                 FROM FUND(1)
                   -----                                --------------
                                                             $----
                                                             $----
                                                             $----
                                                             $----
                                                             $----


-------------------

(1) As of January 1, 1999, the Fund was the only registered investment company or series thereof that the Adviser managed.


                     INVESTMENT ADVISORY AND OTHER SERVICES

         Highland Capital Management, L.P. acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at 1150 Two Galleria Tower, 13455 Noel Road LB #45, Dallas, Texas 75240. Formed in 1993, the Adviser and its affiliates currently serve as the investment adviser to institutional clients with combined assets under management of over $_________, employing strategies substantially similar to those which the Fund intends to employ. [Additional information about the Adviser and its affiliates--to come]. James Dondero may be deemed a "control person" of the Adviser as such term is defined in the 1940 Act.

          The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by the Adviser under the Advisory Agreement or __________ (the "Administrator") under the Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and fees to maintain the Fund's existence; legal and accounting expenses; compensation and expenses of Trustees not affiliated with the Adviser; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund also will bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

          The Advisory Agreement with the Adviser continues in effect to ____________, 2001 and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the non-interested Trustees cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of the Fund or by vote of a majority of the outstanding interests of the Fund. The Advisory Agreement may be terminated at any time without penalty on 60 days' written notice by the Trustees of the Fund or the Adviser, as applicable, or by vote of the majority of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment. The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser's obligations or duties to the Fund under such agreement, the Adviser will not be liable to the Fund for any loss incurred.

         The Fund's Administration Agreement with the Administrator continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. The Administration Agreement may be terminated at any time without penalty on 60 days' written notice by the Trustees of the Fund or the Administrator, as applicable. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Administrator's obligations or duties to the Fund under such agreement, the Administrator will not be liable to the Fund for any loss incurred.

         The Adviser and its affiliates and their officers and employees from time to time have transactions with various banks, including the Fund's custodian (the "Custodian"). The Adviser believes that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

                        DETERMINATION OF NET ASSET VALUE

          The net asset value per share of the Shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities and the liquidation value of the Fund's preferred shares (without giving effect to any potential redemption premium with respect to such preferred shares), and dividing the result by the number of Shares outstanding. The net asset value will be computed no less frequently than weekly, generally on the last business day of the week. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

          The value of the Fund's portfolio will be determined by the Adviser, following guidelines established and periodically reviewed by the Trustees. Interests in Senior Loans will be valued by the Adviser on behalf of the Fund on the basis of market quotations and transactions in instruments which the Adviser believes may be comparable to Senior Loan interests with respect to the following characteristics: credit quality, interest rate, interest rate redetermination period and maturity. Such instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. In determining the relationship between such instruments and the Senior Loan interests in the Fund's portfolio, the Adviser will consider on an ongoing basis, among other factors, (i) the creditworthiness of the Borrower and (ii) the current interest rate, the period until the next interest rate redetermination and maturity of such Senior Loan interests. The Fund's net asset value is expected to fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of fixed-income or longer term securities. The Adviser believes that Lenders selling Senior Loan interests or otherwise involved in a Senior Loan transaction may tend, in valuing Senior Loan interests for their own account, to be less sensitive to interest rate and credit quality changes and, accordingly, the Adviser does not intend to rely solely on such valuations in valuing the Senior Loan interests for the Fund's account. In addition, because a secondary trading market in Senior Loans has not yet fully developed, in valuing Senior Loans, the Adviser may not rely solely on but may consider, to the extent the Adviser believes such information to be reliable, prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions in Senior Loans. To the extent that an active secondary market in Senior Loan interests develops to a reliable degree, the Adviser may rely to an increasing extent on such market prices and quotations in valuing the Senior Loan interests in the Fund's portfolio. In light of the senior nature of Senior Loan interests that may be included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Adviser currently does not believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary for the determination of the value of such Senior Loan interests. Accordingly, the Adviser generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely upon such ratings or price fluctuations in determining the value of Senior Loan interests in the Fund's portfolio. For example, in certain circumstances where market disruptions create significant fluctuations (which the Adviser believes to be temporary) in values calculated as described above, the Adviser may determine the value of the Senior Loan based on its view of the security's ultimate realizable value, which represents the Adviser's judgment of the aggregate value that the Fund would realize in respect of the security were it to hold the security to maturity taking into account, among other things, the time remaining to maturity and anticipated costs of collection.

          Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

          Short-term obligations which mature in 60 days or less will be valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or will be valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets will be valued at fair value as determined in good faith by or on behalf of the Trustees.

                                PORTFOLIO TRADING

          Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser who are appointed and supervised by its senior officers. Such employees may serve other clients of the Adviser in a similar capacity. The Fund's investments are reviewed by the Board periodically.

          The Fund will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, the Adviser will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by the Fund.

          Other fixed-income obligations which may be purchased and sold by the Fund generally are traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund also may purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters. While it is anticipated that the Fund will not pay significant brokerage commissions, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio transactions, in the judgment of the Adviser, will be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Fund and the Adviser's other clients for providing brokerage and research services to the Adviser.

          The frequency of portfolio purchases and sales, known as the "turnover rate," will vary from year to year. The Fund expects that is portfolio turnover rate for the current fiscal year will be less than 100%.

          Securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                      TAXES

         The following discussion is for general information purposes only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

          The Fund intends to qualify each year for treatment as a regulated investment company ("RIC"), under the Internal Revenue Code of 1986, as amended (the "Code"), to reduce or eliminate federal income tax. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute a sufficient amount of its investment company taxable income so as to effect such qualification.

         Dividends and other distributions declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the Shareholders on December 31st of that year if the distributions are paid by the Fund during January of the following year. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31st falls.

         To avoid a non-deductible 4% federal excise tax, the Fund must distribute to its Shareholders by the end of each calendar year substantially all of its ordinary income and capital gain net income, plus certain other amounts. Under current law, provided that the Fund qualifies as a RIC, it should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

         Income and gains from investments in securities of foreign issuers may be subject to foreign income, withholding or other taxes, which may reduce the Fund's yield and/or total return. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. Shareholders will not be able to claim any foreign tax credit or deduction with respect to these foreign taxes.

         Certain investments of the Fund may bear original issue discount or market discount for tax purposes. The Fund will be required to include in income each year a portion of such original issue discount and may elect to include in income each year a portion of such market discount. In addition, the Fund may be required to include in income each year, for federal income tax purposes, income with respect to these or other investments even though the collectibility by the Fund of cash payments corresponding to such income is doubtful. The Fund may have to dispose of investments that it would otherwise have continued to hold to provide cash to enable it to satisfy its distribution requirements with respect to such income.

         Some of the Fund's investment practices (including those involving certain risk management transactions) may be subject to special provisions of the Code that, among other things, may defer the Fund's deduction of certain losses and affect the holding period of certain securities it holds and the character of certain gains or losses it realizes. These provisions also may require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

                                OTHER INFORMATION

          The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, Shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of Shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of Fund property of any Shareholder held personally liable for the claims and liabilities to which a Shareholder may become subject by reason of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund believes the risk of any Shareholder incurring any liability for the obligations of the Fund is remote.

          The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

         The Declaration of Trust provides that no person may serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10% of the Trust's outstanding shares.

         The Fund's Prospectus and Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                                    AUDITORS

          ___________________________________, are the independent accountants for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


                          INDEPENDENT AUDITORS' REPORT

                                    [To Come]


                       HIGHLAND CAPITAL FIXED INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                              _______________, 1999

ASSETS:
Cash...........................................           $_______
Deferred initial offering expenses.............            _______
Deferred organization expenses.................            _______
                                                           -------
Total assets...................................           $_______
                                                           -------
LIABILITIES:
Organization expenses accrued..................           $_______
Initial offering expenses accrued..............            _______
                                                           -------
Total liabilities..............................           $_______
                                                           -------
Net assets applicable to ________ shares of               $_______
beneficial nterest issued and outstanding......            =======


NET ASSET VALUE AND OFFERING PRICE                        $_______
 PER SHARE                                                 =======



                           NOTE TO FINANCIAL STATEMENT

          Highland Capital Fixed Income Fund (the "Fund") was formed under a Declaration of Trust dated __________, 1999 and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of ________ shares of its beneficial interest to ____________________. [The deferred organization expenses are estimated to amount to $_________. These expenses will be deferred and amortized over the period from the commencement of operations to _______________. The initial offering expenses, including federal and state registration and qualification fees, will be deducted from net proceeds, and will not exceed $____ per share, as Highland Capital Management, L.P. or an affiliate will pay any such expenses in excess of $____ per share. The initial offering expenses reflected above assume the initial sale of ______________ shares. The amount paid by the Fund on any repurchase during the amortization period of any of the initial __________ common shares will be reduced by a pro rata portion of any unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares repurchased by the number of initial shares outstanding at the time of purchase.]


                                   APPENDIX A

                           RATINGS OF CORPORATE BONDS

    DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S RATINGS GROUP:

          AAA -- Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

          A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

          BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB -- Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

          B -- Bonds rated B have a greater vulnerability to default but presently have the capacity to meeting interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

          CCC -- Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

          CC -- The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

          C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC -- debt rating.

          D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

DESCRIPTION OF BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.

          Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca -- Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.


                       HIGHLAND CAPITAL FIXED INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                             _________________, 1999

------------------------------------------------------------------------------

INVESTMENT ADVISER
Highland Capital Management, L.P.
1150 Two Galleria Tower
13455 Noel Road LB #45
Dallas, Texas  75240

ADMINISTRATOR

[To Come]

CUSTODIAN

[To Come]

TRANSFER AGENT

[To Come]

INDEPENDENT ACCOUNTANTS

[To Come]

                                     PART C

                                OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

        (1)  Financial Statements:

         Included in Part A:*

         Included in Part B:*

         (2) Exhibits:

                  (a) Agreement and Declaration of Trust dated December 23, 1998 filed herewith.

                  (b)      By-Laws. *

                  (c)      Not applicable.

                  (d)      Specimen Certificate of Shares of Beneficial
                           Interest.*

                  (e)      Dividend Reinvestment Plan. *

                  (f)      Not applicable.

                  (g)      Investment Advisory Agreement. *

                  (h)      Underwriting Agreement. *

                  (i)      Not applicable.

                  (j)      Custodian Agreement.*

                  (k)      (1)    Transfer Agency and Services Agreement.*

                           (2)    Administration Agreement. *

----------------
*  To be filed by amendment.

                           (3)    Shareholder Servicing Agreement. *

                  (l)      Opinion and Consent of Counsel. *

                  (m)      Not applicable.

                  (n)      Consent of Independent Auditors. *

                  (o)      Not applicable.

                  (p)      Not applicable.

                  (q)      Not applicable.

                  (r)      Not applicable.


ITEM 25.          MARKETING ARRANGEMENTS

                  See the Underwriting Agreement to be filed by amendment.


ITEM 26.          OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

                  The following table sets forth the approximate expenses incurred in connection with the offerings of Registrant*:

     Registration Fees. ....................................................$
     Federal Taxes..........................................................$
     State Taxes and Fees...................................................$
     Transfer Agents' Fees..................................................$
     Costs of Printing and Engraving .......................................$
     Accounting Fees........................................................$
     Legal Fees.............................................................$
                  Total..................................................   $


Item 27.          Persons Controlled by or Under Common Control

                  None.

----------------
*  To be filed by amendment.

Item 28.          Number of Holders of Securities
                  (1)                                              (2)
         TITLE OF CLASS                                NUMBER OF RECORD HOLDERS
 Shares of beneficial interest,                                     0
         par value $0.001 per share                               as of
                                                             December 23, 1998


ITEM 29.          INDEMNIFICATION

                  To be filed by amendment.


ITEM 30.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

                  Reference is made to: (i) the information set forth under the caption "Investment Advisory and Other Services" in the Statement of Additional Information and (ii) the Form ADV of Highland Capital Management, L.P. (formerly Ranger Asset Management, L.P. d/b/a Protective Asset Management Company) (File No. 801-54874) filed with the Commission, each of which are incorporated herein by reference.


ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS

                  To be filed by amendment.


ITEM 32.          MANAGEMENT SERVICES

                  None.


ITEM 33.          UNDERTAKINGS

         (1) Registrant undertakes to suspend offering of its Shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2)     Not applicable.

         (3)     Not applicable.

         (4)     Not applicable.

         (5) (a) For purpose of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

                  (b) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas, on the 23rd day of December, 1998.


                                            HIGHLAND CAPITAL FIXED INCOME FUND

                                           By:  /s/   JAMES DONDERO
                                                ------------------------------
                                                James Dondero, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title                          Date

/s/ JAMES DONDERO             Trustee, Chief Executive        December 23, 1998
-------------------------     Officer and Chief Financial
James Dondero                 Officer


                                  EXHIBIT INDEX

EXHIBITS                           DESCRIPTION
--------                           ------------

(a)               Agreement and Declaration of Trust dated December 23, 1998